Transparent Value Trust

330 Madison Avenue, 10th Floor

New York, NY 10017

Supplement Dated June 8, 2022

to the currently effective Statutory Prospectus and Statement of Additional Information (“SAI”), as

supplemented from time to time, for each series of Transparent Value Trust

This supplement provides updated information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Shares of the Guggenheim SMID-Cap Directional Allocation Fund (the “Fund”) have not previously been sold and will not be offered for sale in the future.

Accordingly, effective immediately, all references to the Fund in the Statutory Prospectus and SAI are deleted in their entirety.

Please Retain This Supplement for Future Reference

RBP-SUP-0622x0123